UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3940

DREYFUS PREMIER NEW LEADERS FUND INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
New Leaders Fund,	Inc.

ANNUAL REPORT December 31, 2004

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Premier
New Leaders Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New Leaders Fund, Inc., covering the 12-month period from January 1, 2004, through December 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Paul Kandel and Hilary Woods.

2004 represented the second consecutive year of positive stock market performance. Unlike the 2003 rally, however, in which most stocks rose as general business conditions improved, 2004’s market performance largely reflected the strengths and weaknesses of individual companies and industries. As a result, fundamental research and professional judgment became more important determinants of mutual fund performance in 2004.

What’s ahead for stocks in 2005? No one knows for certain. Positive influences remain in place, including moderately expanding U.S. and global economies and low inflation. Nonetheless, a number of risks — such as rising short-term interest rates, currency fluctuations and generally slowing corporate earnings — could threaten the market environment.

As always, we urge our shareholders to view the stock market from a long-term perspective, measured in years rather than weeks or months. One of the best ways to ensure a long-term perspective is to establish an investment plan with the help of your financial advisor, and review it periodically to track your progress toward your financial goals.

Thank you for your continued confidence and support.

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation January 18, 2005

2

DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier New Leaders Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2004, the fund produced total returns of 15.33% for Class A shares, 14.46% for Class B shares, 14.49% for Class C shares, 15.69% for Class R shares and 15.04% for Class T shares.1 This compares with a total return of 20.22% for the fund’s benchmark, the Russell Midcap Index, during the same period.2

The fund and its benchmark benefited from a generally positive environment for small to midsize stocks during the reporting period, capped by a strong, broadly based market rally during the final few months of 2004. The market’s gains were driven by global and U.S. economic growth and supportive federal fiscal policies, which led to improving business fundamentals across a wide range of industries. While the fund participated in the market’s gains to a significant degree, its returns were lower than the benchmark due to above-average performance among the benchmark’s smaller, more volatile stocks.The fund held a small percentage of such stocks, relative to the benchmark, reflecting our concerns regarding their quality and liquidity, as well as our focus on “quality” companies. In addition, because the fund tends to be more concentrated than the Russell Midcap Index, the performance of individual holdings can have a much greater impact and make the fund more susceptible to company-specific circumstances.

What is the fund’s investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues.We consider factors that we believe are likely to affect a stock’s performance, such as changes in a company’s management or organizational structure. We also seek quality-oriented

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

companies, which include companies that typically generate earnings, have higher liquidity, longer history, and more seasoned management teams in place. Because of this, the fund may not outperform in a market driven by high-beta, lower market cap, and low quality issues.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics.

What other factors influenced the fund’s performance?

Most market sectors generated solid gains during 2004. The fund derived relatively strong returns from its investments in the utilities, autos and transports, and health care sectors. Utility holdings benefited from high levels of demand for energy and a favorable pricing envi-ronment.Top performers included electric power producer TXU Corp. and natural gas providers Kinder Morgan and Sempra Energy.Auto and transportation stocks were also driven higher by rising industrial demand. Some of the fund’s gains came from transportation stocks that we believed were selling at compelling valuations when the reporting period began, such as railroad company Norfolk Southern and shipping and logistics service provider Expeditors International of Washington.

While the health care sector generally returned modest gains compared to the broader market, the fund’s health care holdings earned relatively robust returns. Elan Corp., a Dublin-based biotechnology firm, proved to be the fund’s single best performer, almost tripling in value during the reporting period. Other notably good performers included drug development firm Sepracor, which received regulatory approval to market a new sleep aid, and C. R. Bard, a medical equipment maker.

On the negative side, the fund’s relatively light exposure to real estate investment trusts (REITs), one of the financial sector’s stronger performing areas, caused its returns to trail the benchmark.The fund’s performance also was undermined by disappointing returns from a

4

small number of individual stock selections. For example, among financial holdings, investment services provider Janus Capital Group declined in response to corporate governance problems, which led us to sell the fund’s position; insurer Axis Capital Holdings lost ground due to concerns regarding the reinsurance pricing environment; and savings & loan New York Community Bancorp was hurt by various company-specific issues. Returns in the technology area suffered from the fund’s relatively high exposure to weak semiconductor stocks, such as PMC-Sierra, Xilinx and SanDisk, and the timing in trading Internet services provider Ask Jeeves. Finally, a sharp decline in Canadian aerospace and transportation manufacturer Bombardier further detracted from the fund’s relative performance.

What is the fund’s current strategy?

As of year-end, we have positioned the fund to seek to benefit from continuing U.S. and global economic growth. In particular, we have found what we believe to be a relatively large number of attractive investments among individual stocks in the energy, health care, producer durables and technology sectors. On the other hand, compared to the benchmark, we have allocated lower weightings of the fund’s assets to stocks in the financial and consumer cyclical sectors, areas we believe could prove vulnerable to rising interest rates.

January 18, 2005

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New Leaders Fund, Inc. Class A shares and the Russell Midcap Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier New Leaders Fund, Inc. on 12/31/94 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The performance of the fund’s Class A shares shown in the line graph takes into account the maximum initial sales charge and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		8.68%	4.45%	11.57%
without sales charge		15.33%	5.70%	12.23%
Class B shares
with applicable redemption charge †	11/27/02	10.46%	—	—	19.18%
without redemption	11/27/02	14.46%	—	—	20.35%
Class C shares
with applicable redemption charge ††	11/27/02	13.49%	—	—	20.39%
without redemption	11/27/02	14.49%	—	—	20.39%
Class R shares	11/27/02	15.69%	—	—	21.56%
Class T shares
with applicable sales charge (4.5%)	11/27/02	9.86%	—	—	18.26%
without sales charge	11/27/02	15.04%	—	—	20.89%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New Leaders Fund, Inc. from July 1, 2004 to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.40	$ 10.47	$ 10.32	$ 4.78	$ 7.60
Ending value (after expenses)	$1,087.50	$1,083.50	$1,083.70	$1,089.20	$1,086.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.19	$ 10.13	$ 9.98	$ 4.62	$ 7.35
Ending value (after expenses)	$1,019.00	$1,015.08	$1,015.23	$1,020.56	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 2.00% for Class B, 1.97% for Class C, .91% for Class R and 1.45% for Class T, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2004

Common Stocks—99.0%	Shares	Value ($)

Autos & Transports—4.4%
Expeditors International of Washington	260,500	14,556,740
Lear	200,000	12,202,000
Norfolk Southern	350,000	12,666,500
		39,425,240
Consumer—19.3%
Coach	325,000 [a]	18,330,000
Dean Foods	375,000 [a]	12,356,250
Federated Department Stores	200,000	11,558,000
Hilton Hotels	560,000	12,734,400
Lamar Advertising, Cl. A	250,000 [a]	10,695,000
Manpower	223,000	10,770,900
Moody’s	140,000	12,159,000
Nordstrom	240,000	11,215,200
Regal Entertainment Group, Cl. A	525,000	10,893,750
Royal Caribbean Cruises	290,000	15,787,600
Sabre Holdings, Cl. A	450,000	9,972,000
Smithfield Foods	425,000 [a]	12,575,750
Starwood Hotels & Resorts Worldwide	275,000	16,060,000
Whole Foods Market	100,000	9,535,000
		174,642,850
Energy—7.5%
Chesapeake Energy	575,000	9,487,500
ENSCO International	385,500	12,235,770
Grant Prideco	575,000 [a]	11,528,750
Noble	250,000 [a]	12,435,000
Patterson-UTI Energy	575,000	11,183,750
Pioneer Natural Resources	310,000	10,881,000
		67,751,770
Financial Services—21.0%
Axis Capital Holdings	400,000	10,944,000
CIT Group	275,000	12,600,500
Commerce Bancorp	190,000 [b]	12,236,000
Commerce Bancshares	178,500	8,960,700
Doral Financial	175,000	8,618,750

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Endurance Specialty Holdings	205,000	7,011,000
Fidelity National Financial	260,000	11,874,200
Hibernia, Cl. A	300,000	8,853,000
iStar Financial	245,000	11,088,700
Marshall & Ilsley	235,000	10,387,000
North Fork Bancorporation	315,500	9,102,175
Northern Trust	230,000	11,173,400
Providian Financial	675,000 [a]	11,117,250
RenaissanceRe Holdings	195,000	10,155,600
Sky Financial Group	350,000	10,034,500
Sovereign Bancorp	465,000	10,485,750
UnionBanCal	175,000	11,284,000
Willis Group Holdings	350,000	14,409,500
		190,336,025
Health Care—11.5%
Bard (C.R.)	203,000	12,987,940
Community Health Systems	365,000 [a]	10,176,200
Covance	275,000 [a]	10,656,250
DaVita	275,000 [a]	10,870,750
Elan, ADR	435,000 [a]	11,853,750
Fisher Scientific International	121,500 [a]	7,579,170
HEALTHSOUTH	1,850,000 [a]	11,618,000
Hospira	315,000 [a]	10,552,500
Sepracor	205,000 [a]	12,170,850
Teva Pharmaceutical Industries, ADR	183,500	5,479,310
		103,944,720
Materials & Processing—9.5%
Alumina, ADR	700,000	12,978,000
Ball	205,000	9,015,900
Crown Holdings	650,000 [a]	8,931,000
International Flavors & Fragrances	270,000	11,566,800
Placer Dome	550,000	10,373,000
Sasol	600,000	12,854,563

10

Common Stocks (continued)	Shares		Value ($)

Materials & Processing (continued)
Sigma-Aldrich	150,000		9,069,000
Southern Peru Copper	230,300		10,872,463
			85,660,726
Producer Durables—8.0%
Embraer Aircraft, ADR	375,000		12,540,000
MSC Industrial Direct, Cl. A	315,000		11,333,700
Navistar International	300,000	[a]	13,194,000
Rockwell Collins	255,000		10,057,200
Roper Industries	207,000		12,579,390
Terex	270,000	[a]	12,865,500
			72,569,790
Technology—13.1%
Anteon International	235,000	[a]	9,837,100
Check Point Software Technologies	460,000	[a]	11,329,800
Cognizant Technology Solutions, Cl. A	225,000	[a]	9,524,250
Cognos	260,000	[a]	11,455,600
Comverse Technology	520,000	[a]	12,714,000
InfoSpace	187,000	[a]	8,891,850
Lam Research	400,000	[a]	11,564,000
Marvell Technology Group	365,000	[a]	12,946,550
McAfee	315,000	[a]	9,112,950
Microchip Technology	335,000		8,931,100
Network Appliance	380,000	[a]	12,623,600
			118,930,800
Utilities—4.7%
Kinder Morgan	150,000		10,969,500
PG&E	175,000	[a]	5,824,000
Peabody Energy	175,000		14,159,250
TXU	176,000		11,362,560
			42,315,310
Total Common Stocks
(cost $686,758,801)			895,577,231

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Short-Term Investments—1.0%	Amount ($)	Value ($)

U.S. Treasury Bills;
1.84%, 2/10/2005
(cost $9,352,839)	9,372,000	9,352,975

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,457,508)	4,457,508 [c]	4,457,508

Total Investments (cost $700,569,148)	100.5%	909,387,714
Liabilities, Less Cash and Receivables	(.5%)	(4,666,127)
Net Assets	100.0%	904,721,587

ADR—American Depository Receipts.
[a] Non-income producing.
[b] A portion of this security is on loan.At December 31, 2004, the total market value of the fund’s security on loan is
$4,349,447 and the total market value of the collateral held by the fund is $4,457,508.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	21.0	Energy	7.5
Consumer	19.3	Utilities	4.7
Technology	13.1	Autos & Transports	4.4
Health Care	11.5	Short Term/
Materials & Processing	9.5	Money Market Investments	1.5
Producer Durables	8.0		100.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $4,349,447)—Note 1(c):
Unaffiliated issuers	696,111,640	904,930,206
Affiliated issuers	4,457,508	4,457,508
Cash		3,957,067
Receivable for investment securities sold		6,320,540
Dividends and interest receivable		936,054
Receivable for shares of Common Stock subscribed		801,357
Prepaid expenses		32,218
		921,434,950

Liabilities ($):

Due to The Dreyfus Corporation and affiliates—Note 3(c)	858,798
Payable for shares of Common Stock redeemed	7,551,004
Liability for securities on loan—Note 1(c)	4,457,508
Payable for investment securities purchased	3,520,095
Accrued expenses	325,958
16,713,363

Net Assets ($)	904,721,587

Composition of Net Assets ($):
Paid-in capital	659,928,440
Accumulated undistributed investment income—net	264,362
Accumulated net realized gain (loss) on investments	35,710,219
Accumulated net unrealized appreciation
(depreciation) on investments	208,818,566

Net Assets ($)	904,721,587

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	874,359,255	15,285,345	10,192,710	3,582,564	1,301,713
Shares Outstanding	19,683,152	349,989	233,260	80,115	29,496

Net Asset Value
Per Share ($)	44.42	43.67	43.70	44.72	44.13

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2004

Investment Income ($):
Income:
Cash dividends (net of $56,486 foreign taxes withheld at source)	8,146,532
Interest	560,324
Income from securities lending	37,462
Total Income	8,744,318
Expenses:
Management fee—Note 3(a)	5,988,991
Shareholder servicing costs—Note 3(c)	3,301,747
Distribution fees—Note 3(b)	138,642
Registration fees	95,454
Prospectus and shareholders’ reports	92,307
Professional fees	75,991
Custodian fees—Note 3(c)	71,262
Directors’ fees and expenses—Note 3(d)	64,401
Loan commitment fees—Note 2	6,326
Miscellaneous	26,764
Total Expenses	9,861,885
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(1,646)
Net Expenses	9,860,239
Investment (Loss)—Net	(1,115,921)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	98,999,096
Net realized gain (loss) on forward currency exchange contracts	122
Net Realized Gain (Loss)	98,999,218
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	21,386,803
Net Realized and Unrealized Gain (Loss) on Investments	120,386,021
Net Increase in Net Assets Resulting from Operations	119,270,100

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2004	2003

Operations ($):
Investment (loss)—net	(1,115,921)	(538,337)
Net realized gain (loss) on investments	98,999,218	80,299,167
Net unrealized appreciation
(depreciation) on investments	21,386,803	99,231,078
Net Increase (Decrease) in Net Assets
Resulting from Operations	119,270,100	178,991,908

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(36,835)
Net realized gain on investments:
Class A shares	(69,601,673)	(63,117,953)
Class B shares	(1,183,646)	(752,879)
Class C shares	(733,955)	(289,012)
Class R shares	(201,661)	(33,160)
Class T shares	(72,361)	(8,942)
Total Dividends	(71,793,296)	(64,238,781)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	149,611,878	116,161,891
Class B shares	6,713,501	8,055,722
Class C shares	6,609,472	3,263,307
Class R shares	3,228,153	332,841
Class T shares	1,183,338	80,461
Net assets received in connection with
reorganization—Note 1:
Class A shares	—	65,639,250
Class B shares	—	542,400
Class C shares	—	155,840
Class R shares	—	6,392
Class T shares	—	23,239

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2004	2003

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	65,984,379	59,723,600
Class B shares	1,051,652	690,937
Class C shares	648,130	242,985
Class R shares	199,887	33,160
Class T shares	60,388	8,942
Cost of shares redeemed:
Class A shares	(116,353,018)	(120,329,865)
Class B shares	(2,088,176)	(325,832)
Class C shares	(884,842)	(95,947)
Class R shares	(297,573)	(5,377)
Class T shares	(118,660)	(315)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	115,548,509	134,203,631
Total Increase (Decrease) in Net Assets	163,025,313	248,956,758

Net Assets ($):
Beginning of Period	741,696,274	492,739,516
End of Period	904,721,587	741,696,274
Undistributed investment income—net	264,362	—

16

	Year Ended December 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	3,476,443	3,013,797
Shares issued in connection with
reorganization—Note 1	—	1,954,622
Shares issued for dividends reinvested	1,515,339	1,479,212
Shares redeemed	(2,695,932)	(3,158,001)
Net Increase (Decrease) in Shares Outstanding	2,295,850	3,289,630

Class B [a]
Shares sold	157,532	189,935
Shares issued in connection with
reorganization—Note 1	—	16,171
Shares issued for dividends reinvested	24,484	17,243
Shares redeemed	(49,410)	(8,074)
Net Increase (Decrease) in Shares Outstanding	132,606	215,275

Class C
Shares sold	153,323	75,114
Shares issued in connection with
reorganization—Note 1	—	4,644
Shares issued for dividends reinvested	15,104	6,063
Shares redeemed	(19,674)	(2,338)
Net Increase (Decrease) in Shares Outstanding	148,753	83,483

Class R
Shares sold	71,511	8,377
Shares issued in connection with
reorganization—Note 1	—	190
Shares issued for dividends reinvested	4,555	819
Shares redeemed	(5,231)	(134)
Net Increase (Decrease) in Shares Outstanding	70,835	9,252

Class T
Shares sold	27,965	1,979
Shares issued in connection with
reorganization—Note 1	—	692
Shares issued for dividends reinvested	1,393	222
Shares redeemed	(2,783)	(1)
Net Increase (Decrease) in Shares Outstanding	26,575	2,892

[a]	During the period ended December 31, 2004, 5,655 Class B shares representing $242,372 were automatically converted to 5,587 Class A shares and during the period ended December 31, 2003, 2,297 Class B shares representing $91,131 were automatically converted to 2,289 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class A Shares	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	41.91	34.94	39.54	45.51	50.67
Investment Operations:
Investment income (loss)—net [b]	(.05)	(.03)	.00[c]	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments	6.34	10.95	(4.56)	(4.37)	4.03
Total from Investment Operations	6.29	10.92	(4.56)	(4.39)	4.01
Distributions:
Dividends from investment income—net	—	(.00)[c]	—	—	—
Dividends from net realized
gain on investments	(3.78)	(3.95)	(.04)	(1.58)	(9.17)
Total Distributions	(3.78)	(3.95)	(.04)	(1.58)	(9.17)
Redemption fee reimbursement	—	—	.00[c]	.00[c]	.00[c]
Net asset value, end of period	44.42	41.91	34.94	39.54	45.51

Total Return (%)	15.33[d]	31.68[d]	(11.55)[d]	(9.56)	8.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.25	1.23	1.16	1.10
Ratio of net expenses
to average net assets	1.22	1.25	1.23	1.16	1.10
Ratio of net investment income
(loss) to average net assets	(.12)	(.08)	.00[e]	(.06)	(.03)
Portfolio Turnover Rate	99.93	121.01	113.51	111.66	97.33

Net Assets, end of period ($ x 1,000)	874,359	728,634	492,628	603,664	697,810

[a]	The fund commenced offering five classes of shares on November 27, 2002.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Amount represents less than .01%.
See notes to financial statements.

18

	Year Ended December 31,

Class B Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	41.57	34.93	35.42
Investment Operations:
Investment income (loss)—net [b]	(.38)	(.32)	.01
Net realized and unrealized
gain (loss) on investments	6.26	10.91	(.50)
Total from Investment Operations	5.88	10.59	(.49)
Distributions:
Dividends from net realized
gain on investments	(3.78)	(3.95)	—
Net asset value, end of period	43.67	41.57	34.93

Total Return (%) [c]	14.46	30.73	(1.38)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00	1.99	.19[d]
Ratio of net expenses to average net assets	2.00	1.99	.19[d]
Ratio of net investment income
(loss) to average net assets	(.88)	(.82)	.05[d]
Portfolio Turnover Rate	99.93	121.01	113.51

Net Assets, end of period ($ x 1,000)	15,285	9,036	74

[a]	From November 27, 2002 (commencement of initial offering) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,

Class C Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	41.58	34.93	35.42
Investment Operations:
Investment income (loss)—net [b]	(.35)	(.31)	.03
Net realized and unrealized
gain (loss) on investments	6.25	10.91	(.52)
Total from Investment Operations	5.90	10.60	(.49)
Distributions:
Dividends from net realized
gain on investments	(3.78)	(3.95)	—
Net asset value, end of period	43.70	41.58	34.93

Total Return (%) [c]	14.49	30.72	(1.35)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.95	.19[d]
Ratio of net expenses to average net assets	1.97	1.95	.19[d]
Ratio of net investment income
(loss) to average net assets	(.82)	(.78)	.08[d]
Portfolio Turnover Rate	99.93	121.01	113.51

Net Assets, end of period ($ x 1,000)	10,193	3,514	36

[a]	From November 27, 2002 (commencement of initial offering) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

	Year Ended December 31,

Class R Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	42.04	34.96	35.42
Investment Operations:
Investment income—net [b]	.15	.09	.03
Net realized and unrealized
gain (loss) on investments	6.31	10.94	(.49)
Total from Investment Operations	6.46	11.03	(.46)
Distributions:
Dividends from net realized
gain on investments	(3.78)	(3.95)	—
Net asset value, end of period	44.72	42.04	34.96

Total Return (%)	15.69	31.97	(1.30)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.93	.09[c]
Ratio of net expenses to average net assets	.92	.93	.09[c]
Ratio of net investment income
to average net assets	.38	.21	.07[c]
Portfolio Turnover Rate	99.93	121.01	113.51

Net Assets, end of period ($ x 1,000)	3,583	390	1

[a]	From November 27, 2002 (commencement of initial offering) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,

Class T Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	41.76	34.94	35.42
Investment Operations:
Investment income (loss)—net [b]	(.10)	(.12)	.01
Net realized and unrealized
gain (loss) on investments	6.25	10.89	(.49)
Total from Investment Operations	6.15	10.77	(.48)
Distributions:
Dividends from net realized
gain on investments	(3.78)	(3.95)	—
Net asset value, end of period	44.13	41.76	34.94

Total Return (%) [c]	15.04	31.24	(1.35)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46	1.56	.14[d]
Ratio of net expenses to average net assets	1.46	1.56	.14[d]
Ratio of net investment income
(loss) to average net assets	(.24)	(.33)	.02[d]
Portfolio Turnover Rate	99.93	121.01	113.51

Net Assets, end of period ($ x 1,000)	1,302	122	1

[a]	From November 27, 2002 (commencement of initial offering) to December 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New Leaders Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized), Class R (15 million shares authorized) and Class T (5 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income,expenses (other than expenses attributable to a specific class),and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Dreyfus Aggressive Growth Fund, a series of Dreyfus Growth and Value Funds, Inc., were transferred to the fund’s Class A shares in exchange for shares of Common Stock of the fund of equal value. The fund’s Class A shares net asset value on March 28, 2003 was $33.59 per share, and a total of 417,819 shares, representing net assets of $14,043,990 (including $268,310 net unre-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

alized depreciation on investments), were issued to Dreyfus Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

On March 28, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Dreyfus Premier Aggressive Growth Fund, a series of Dreyfus Premier Equity Funds, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund of equal value.The fund’s net asset value on March 28, 2003 was $33.59 per share for Class A shares, $33.54 per share for Class B shares, $33.53 per share for Class C shares, $33.63 per share for Class R shares and $33.57 per share for Class T shares and a total of 1,536,803 Class A shares, 16,171 Class B shares, 4,644 Class C shares, 190 Class R shares and 692 Class T shares, representing net assets of $51,595,260 Class A shares, $542,400 Class B shares, $155,840 Class C shares, $6,392 Class R shares and $23,239 Class T shares (including $861,459 net unrealized depreciation on investments), were issued to Dreyfus Premier Aggressive Growth Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no

24

transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

26

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,994,518, undistributed capital gains $25,893,317 and unrealized appreciation $208,905,312. As a result of the fund’s merger with Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, capital losses of $185,339,544 are available to offset future gains. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss is expected to expire between 2005-2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2004 and December 31, 2003 were as follows: ordinary income $22,068,131 and $11,564,888 and long-term capital gains $49,725,165 and $52,673,893, respectively.

During the period ended December 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, net operating losses, foreign currency transactions and capital losses utilized from the acquired entities, the fund increased accumulated undistributed investment income-net by $1,380,283, decreased accumulated net realized gain (loss) on investments by $4,439,808 and increased paid-in capital by $3,059,525. Net assets were not affected by this reclassification.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2004, the Distributor retained $107,551 and $509 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $20,509 and $3,041 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2004, Class B, Class C and Class T shares were charged $92,157, $45,208 and $1,277, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to

28

shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2004, Class A, Class B, Class C and Class T shares were charged $1,946,892, $30,719, $15,070 and $1,277, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2004, the fund was charged $524,140 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2004, the fund was charged $71,262 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $563,188, Rule 12b-1 distribution plan fees $15,694, shareholder services plan fees $187,076, custodian fees $12,740 and transfer agency per account fees $80,100.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2004, amounted to $809,739,115 and $757,217,287, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At December 31, 2004, there were no forward currency exchange contracts outstanding.

At December 31, 2004, the cost of investments for federal income tax purposes was $700,482,402; accordingly, accumulated net unrealized appreciation on investments was $208,905,312, consisting of $211,436,304 gross unrealized appreciation and $2,530,992 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended

30

Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vig-orously.Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier New Leaders Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New Leaders Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New Leaders Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 14, 2005

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $2.5860 per share as a long-term capital gain distribution of the $3.0600 per share paid on December 17, 2004, also the fund hereby designates 47.12% of the ordinary dividends paid during the fiscal year ended December 31, 2004 as qualifying for the corporate dividends received deduction and also for the year ended December 31, 2004, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,442,550 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186 ———————

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83 ———————

William Hodding Carter III (69) Board Member (1988)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11 ———————

Ehud Houminer (64) Board Member (1994)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30 34

Richard C. Leone (64)
Board Member (1984)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————

Hans C. Mautner (67)
Board Member (1984)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11

———————

Robin A. Melvin (41)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————

John E. Zuccotti (67)
Board Member (1984)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice
President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 92 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since
March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary
since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 102 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 107 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

36

KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (93 investment companies, comprising 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 196 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More	Information

Dreyfus Premier	Transfer Agent &
New Leaders Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 25,500 in 2003 and $ 26,775 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10, 500 in 2003 and $ 4,500 in 2004. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $288,500 in 2003 and $ ____-
_____ in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ 3,659 in 2003 and $ 4,581 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $___-0-____ in 2003 and $___-0-____ in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $ 1,665 in 2003 and less than $ 2,000 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $___ -____ in 2003 and $___ -____ in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ 521,764 in 2003 and $ 592,101 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER NEW LEADERS FUND INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	March 3, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	March 3, 2005

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)